UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 526 South Church Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218
1-4928	DUKE ENERGY CAROLINAS, LLC (a North Carolina limited liability company) 526 South Church Street Charlotte, North Carolina 28202-1803 704-382-3853	56-0205520

1-3382	DUKE ENERGY PROGRESS, LLC (a North Carolina limited liability company) 410 South Wilmington Street Raleigh, North Carolina 27601-1748 704-382-3853	56-0165465

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC

5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC

Depositary Shares each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange

3.85% Senior Notes due 2034	DUK 34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 13, 2021, North Carolina Governor Roy Cooper signed into law legislation (“HB 951”) that established a framework overseen by the North Carolina Utilities Commission (the “NCUC”) to advance North Carolina CO2 emission reductions from electric generating facilities in the state through the use of least cost planning while providing for continued reliability and affordable rates for customers. Among other things, HB 951 directed that the NCUC approve an initial carbon plan by December 31, 2022, taking all reasonable steps to achieve a 70% reduction in CO2 emissions from public utilities’ electric generating facilities in the state by 2030 (from 2005 levels) and achieve carbon neutrality from electric generating facilities by 2050.

On May 16, 2022, Duke Energy Carolinas, LLC (“DEC”) and Duke Energy Progress, LLC (“DEP” and, together with DEC, the “Companies”) filed a proposed Carolinas carbon plan (the “Proposed Plan”) with the NCUC. The Proposed Plan was based upon an “all-of-the-above” approach to the energy transition and included a defined set of near-term procurement and development activities.

On December 30, 2022, the NCUC issued an order adopting an initial carbon plan (the “Carbon Plan”). Consistent with the Companies’ proposal, the order recognizes the value of an “all-of-the-above” approach to achieving CO2 emission reductions. The order approves a number of near-term activities requested by the Companies that are needed to continue progress toward achieving the CO2 emissions reduction targets.

The order requires the Companies to refresh the Carbon Plan modeling – including impacts of the Inflation Reduction Act of 2022, Infrastructure Investment Jobs Act, and other future legislative changes and changing conditions – and file an updated Carbon Plan with the NCUC by September 1, 2023. The Carbon Plan will be reviewed and adjusted every two years thereafter.

In August 2023, the Companies will file an Integrated Resource Plan with the Public Service Commission of South Carolina, which will take into account the Carbon Plan, the Inflation Reduction Act of 2022 and other factors relevant to resource planning.

An overview providing additional details on the order is attached to this Form 8-K as exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Summary of the Carbon Plan

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: January 3, 2023	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Vice President, Legal, Chief Governance Officer and Assistant Corporate Secretary

DUKE ENERGY CAROLINAS, LLC

Date: January 3, 2023	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Vice President, Legal, Chief Governance Officer and Assistant Corporate Secretary

DUKE ENERGY PROGRESS, LLC

Date: January 3, 2023	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Vice President, Legal, Chief Governance Officer and Assistant Corporate Secretary